UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2006

ELKCORP
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5341		75-1217920

(State or Other Jurisdiction	(Commission		(IRS Employer
of Incorporation)	File Number)		Identification No.)

14911 Quorum Drive, Suite 600, Dallas, Texas			75254-1491

(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:		(972) 851-0500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

     On December 18, 2006, ElkCorp, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Agreement”) with CGEA Investor, Inc., a Delaware corporation (“Merger Sub”), and CGEA Holdings, Inc., a Delaware corporation (“Parent”).

     Under the terms of the Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Merger Sub and Parent are owned directly or indirectly by Carlyle Partners IV, L.P. (the “Sponsor”), an affiliate of The Carlyle Group. At the effective time of the Merger, each outstanding share of common stock of the Company, other than any shares owned by Merger Sub, its affiliates, the Company or any shareholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be cancelled and converted into the right to receive $38.00 in cash, without interest.

     The Company has made certain representations and warranties in the Agreement and agreed to certain covenants, including covenants regarding operation of the business of the Company and its subsidiaries prior to the closing and covenants prohibiting the Company from soliciting, or providing information or entering into discussions concerning, proposals relating to alternative business combination transactions, except in limited circumstances relating to unsolicited proposals that are, or may reasonably be expected to become, superior to the Merger.

     Consummation of the Merger is subject to certain conditions, including adoption of the Agreement by the Company’s stockholders, the absence of certain legal impediments to consummation of the Merger and the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     Merger Sub and Parent have obtained an equity commitment from the Sponsor, and debt financing commitments from Bank of America Securities, LLC, Merrill Lynch & Co., Inc. and certain other lenders for the transactions contemplated by the Agreement, to finance the transaction, including to pay the aggregate merger consideration to the Company’s stockholders (including to holders of Company options and other equity incentives) and all related fees and expenses. Consummation of the Merger is not subject to a financing condition.

     The Agreement may be terminated before consummation under a number of specified circumstances, including by the Company (1) in order to accept a Superior Proposal (as defined in the Agreement) or (2) in the event the closing does not occur within five business days of the satisfaction of the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger (provided that the Company may not exercise this right prior to the 120th day after the date of the Agreement). Upon termination of the Agreement, under specified circumstances, the Company will be required to reimburse Parent for the transaction expenses of Parent or Merger Sub up to $10 million and, under other specified circumstances (including the circumstances referred to in clause (1) above), the Company will be required to pay an affiliate of Parent a termination fee of $29 million (less any expenses previously reimbursed to Parent). In addition, under specified circumstances (including the circumstances referred to in clause (2) above), Parent will be required to pay the Company a termination fee of $35 million. The Sponsor has provided a written guarantee of Parent’s or Merger Sub’s obligation to pay any such fee.

     The foregoing summary of the Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Agreement attached as Exhibit 2.1, which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

     Reference is hereby made to the Registration Statement on Form 8-A filed by ElkCorp (formerly known as Elcor Corporation) with the Securities and Exchange Commission on May 29, 1998, relating to the Rights Agreement by and between the Company and ChaseMel-lon Shareholder Services, L.L.C., as Rights Agent (the “Rights Agent”), dated as of July 7, 1998, as amended on November 5, 2006 (the “Rights Agreement”). Such Registration Statement on Form 8-A is hereby incorporated by reference herein.

     On December 18, 2006, the Company and the Rights Agent executed an amendment to the Rights Agreement (the “Second Amendment”). The Second Amendment provides that, among other things, neither the execution of the Agreement nor the consummation of the Merger or the other transactions contemplated by the Agreement will trigger the separation or exercise of the stockholder rights or any adverse event under the Rights Agreement. In particular, neither Merger Sub, Parent, nor any of their respective affiliates or associates will be deemed to be an Acquiring Person (as defined in the Rights Agreement) solely by virtue of the approval, execution, delivery, adoption or performance of the Agreement or the consummation of the Merger or any other transactions contemplated by the Agreement.

     The foregoing description is qualified in its entirety by reference to the Rights Agreement, as amended, and the Second Amendment, which are filed as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

     On December 18, 2006, the Company issued a press release announcing that it had entered into the Agreement. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

     See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELKCORP

By:	/s/ David G. Sisler
	Name:	David G. Sisler
	Title:	Vice President, General Counsel
and Secretary

Date: December 19, 2006

INDEX OF EXHIBITS

Number	Exhibit

2.1	Agreement and Plan of Merger, dated as of December 18, 2006, by and among
CGEA Holdings, Inc., CGEA Investor, Inc., and ElkCorp.*

4.1	Rights Agreement, dated as of July 7, 1998, between ElkCorp (formerly Elcor
Corporation) and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, as
amended on November 5, 2006 (incorporated by reference to Exhibits 4.1 and 4.2 to the Company’s Current Report on Form 8-K dated November 6, 2006).

4.2	Second Amendment to Rights Agreement, dated as of December 18, 2006, by and between ElkCorp and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

99.1	Press Release dated December 18, 2006.

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.